PROJECT PROFILE
Covent Apartments Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $17.8 million substantial rehabilitation and conversion of a vacant historic hotel originally constructed in 1906 into a single room occupancy (SRO) residential building with ground-floor retail. Covent Apartments (Covent) will provide 30 efficiency apartment units and 4,900 square feet of retail space, located at the southeast corner of North Clark Street and West Drummond Place in Chicago, IL. The project will consist of updated kitchens and bathrooms, a fully accessible elevator, a community room, outdoor patio, and onsite laundry. Located in the Lincoln Park neighborhood, the site is also designated as a Transit Oriented Development based on its proximity to public transportation.

HIT ROLE	The HIT is providing $4.9 million in financing to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. Construction will be subject to the HIT’s 100% union labor requirement. Covent Apartments is the HIT’s 59th in Chicago and 112th in Illinois, and is part of HIT’s $2 billion Midwest@Work Initiative.

SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, all 30 units will be restricted to 40% of area median income. Furthermore, the Chicago Housing Authority approved a 30-year Housing Assistance Payment (HAP) contract, ensuring the Covent will remain affordable to low-income households in an area of the city where such housing is rare and in high demand. Residents will have access to a vibrant residential community and a strong commercial area with transportation and employment opportunities.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $4.9 Million	Total Development Cost $17.8 Million	30 Units (100% affordable)	97,930 Hours of Union ConstructionWork Generated	$4.9 Million Tax revenue generated	$31.6 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Covent Apartments – Chicago, IL

“Covent is an example of how Labor’s capital can play a transformative role in creating critically needed affordable housing in Chicago and communities nationwide.”

- Bob Reiter, President

Chicago Federation of Labor

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com